                                                 Registration No. ____________

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                              --------------------------

                                  3COM CORPORATION
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

              CALIFORNIA                              94-2605794
  ---------------------------------       -----------------------------------
  (State or other jurisdiction            (I.R.S. employer identification no.)
  of incorporation or organization)

                                 5400 BAYFRONT PLAZA
                          SANTA CLARA, CALIFORNIA 95052-8145
                 ----------------------------------------------------
                 (Address of principal executive offices)  (Zip code)

                                   3COM CORPORATION
                              OPTIONS GRANTED UNDER THE
              U.S. ROBOTICS CORPORATION KEY EMPLOYEE STOCK OPTION PLAN,
                              U.S. ROBOTICS CORPORATION
                 EXECUTIVE OFFICERS AND DIRECTORS STOCK OPTION PLAN,
                            AND U.S. ROBOTICS CORPORATION
                     1996 STOCK OPTION PLAN FOR ISRAELI EMPLOYEES
                           AND ASSUMED BY 3COM CORPORATION
           AND THE U.S. ROBOTICS CORPORATION 401(K) RETIREMENT SAVINGS PLAN
           ----------------------------------------------------------------
                               (Full title of the plan)

                                   ERIC A. BENHAMOU
                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   3COM CORPORATION
                                 5400 BAYFRONT PLAZA
                          SANTA CLARA, CALIFORNIA 95052-8145
                       ---------------------------------------
                       (Name and address of agent for service)

Telephone number, including area code, of agent for service:  408/764-5000


This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

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                         CALCULATION OF REGISTRATION FEE
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                                                            Proposed      Proposed
Title of                                                    maximum       maximum
securities                                  Amount          offering      aggregate          Amount of
to be                                       to be           price per     offering           registration
registered(1)                               registered      share(1)      price(1)           fee
----------------------------------------------------------------------------------------------------------
U.S. ROBOTICS CORPORATION KEY EMPLOYEE
STOCK OPTION PLAN                           14,021,184      $21.6843      $304,039,354.49


U.S. ROBOTICS CORPORATION EXECUTIVE
OFFICERS AND DIRECTORS STOCK OPTION PLAN    16,577,344      $11.0302      $182,851,893.43

U.S. ROBOTICS CORPORATION 1996 STOCK
OPTION PLAN FOR ISRAELI EMPLOYEES              375,821      $29.554       $ 11,107,021.22

U.S. ROBOTICS CORPORATION 401(k)
RETIREMENT SAVINGS PLAN                        500,000      $46.00        $ 23,000,000

TOTAL                                       31,474,349                    $520,998,269.14    $157,878.26


In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the U.S. Robotics Corporation 401(k) Retirement Savings Plan.
_______________________________

    (1) The securities to be registered are shares of Common Stock, par value $0.01, of the Company issuable under (a) options granted under the specified equity compensation plan, which have been assumed by the Company, and include the options to acquire such Common Stock and (b) the U.S.
Robotics Corporation 401(k) Retirement Savings Plan. The U.S. Robotics Corporation stock options were assumed pursuant to the Amended and Restated Agreement and Plan of Merger dated February 26, 1997 and amended as of March 14, 1997 by and among the Company, TR Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, 3Com (Delaware) Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, and U.S. Robotics Corporation, a Delaware corporation. The offering price is estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. As to shares issuable pursuant to the assumed U.S. Robotics Corporation stock options, the offering price is computed on the basis of the weighted average exercise prices. As to shares issuable pursuant to the U.S. Robotics Corporation 401(k) Retirement Savings Plan, the offering price is based upon the average of the high and low prices of the Common Stock on June 10, 1997 as reported on the National Association of Securities Dealers Automated Quotations system.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

    3Com Corporation (the "Company") hereby incorporates by reference in this registration statement the following documents:

    (a)  The Company's latest annual report on Form 10-K filed pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended May 31, 1996.

    (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the registrant document referred to in (a) above.

    (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed under the Exchange Act on September 28, 1984, including any amendment or report filed for the purpose of updating such description.

    (d) The description of certain Common Stock Purchase Rights that at the present time are represented by and may only be transferred with the Company's Common Stock, which description is contained in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 1989 pursuant to the Exchange Act, including any amendment or report filed for the purpose of updating such description.

    All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

    The class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

    Inapplicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 204 of the General Corporation Law of the State of California authorizes a corporation to adopt a provision in its articles of incorporation eliminating the personal liability of directors to corporations and their shareholders for monetary damages for breach or alleged breach of directors' "duty of care." Following a California corporation's adoption of such a provision, its directors are not accountable to corporations and their shareholders for monetary damages for conduct constituting negligence (or gross negligence) in the exercise of their fiduciary duties; directors continue to be subject to the equitable remedies such as injunction or recession. Under California law, a director also continues to be liable for: (1) a breach of his or her duty of loyalty; (2) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (3) illegal payments of dividends and (4) approval of any transaction from which a director derives an improper personal benefit. The adoption of such a provision in the articles of incorporation also does not limit directors' liability for violations of the federal securities laws.

    Section 317 of the General Corporation Law of the State of California makes provision for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons, under certain circumstances, for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). A recent amendment to Section 317 provides that the indemnification provided by this section is not exclusive to the extent additional rights are authorized in a corporation's articles of incorporation.

    The Company has adopted provisions in its Articles of Incorporation which eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances and authorize the Company to indemnify its officers, directors and other agents, by bylaw, agreements or otherwise, to the full extent permitted by law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

    Inapplicable.

ITEM 8.  EXHIBITS

    See Exhibit Index. No opinion of counsel as to the legality of shares being registered under the U.S. Robotics Corporation 401(k) Retirement Savings Plan (the "Plan") is required because no original issuance securities will be issued pursuant to the Plan. The undersigned registrant hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS

    (a)  RULE 415 OFFERING

    The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;
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              (ii) To reflect in the prospectus any
facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b)  FILING INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (h) REQUEST FOR ACCELERATION OF EFFECTIVE DATE OR FILING OF REGISTRATION STATEMENT ON FORM S-8

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on June 11, 1997.

                                      3Com Corporation



                                      By: /s/ Eric A. Benhamou
                                         ------------------------------------
                                         Eric A. Benhamou, Chairman, President
                                         and Chief Executive Officer

                                  POWER OF ATTORNEY

    The officers and directors of 3Com Corporation whose signatures appear below, hereby constitute and appoint Eric A. Benhamou and Christopher B. Paisley, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on June 11, 1997.


Signature                      Title
-----------------------------------------------------------------------------

/s/ Eric A. Benhamou
---------------------------
Eric A. Benhamou               Chairman of the Board, President, and Chief
                               Executive Officer (Principal Executive Officer)

/s/ Christopher B. Paisley
---------------------------
Christopher B. Paisley         Vice President, Finance and Chief Financial
                               Officer (Principal Financial and Accounting
                               Officer)

/s/ James L. Barksdale
---------------------------
James L. Barksdale             Director

/s/ Gordon A. Campbell
---------------------------
Gordon A. Campbell             Director

/s/ David W. Dorman
---------------------------
David W. Dorman                Director

/s/ Jean-Louis Gassee
---------------------------
Jean-Louis Gassee              Director

/s/ Stephen C. Johnson
---------------------------
Stephen C. Johnson             Director

/s/ Philip C. Kantz
---------------------------
Philip C. Kantz                Director

/s/ William F. Zuendt
---------------------------
William F. Zuendt              Director

                                    EXHIBIT INDEX


    4.1 Certificate of Amendment of the Amended and Restated Articles of Incorporation is incorporated by reference to Exhibit 3.5 to the Company's Form 10-Q filed with the Securities and Exchange Commission on January 13, 1997 (File No. 0-12867)

    4.2 Certificate of Amendment of the Amended and Restated Articles of Incorporation is incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on October 19, 1995 (File No. 033-63547)

    4.3 Certificate of Amendment of the Amended and Restated Articles of Incorporation is incorporated by reference to Exhibit 3.2 to the Company's Form 10-K filed with the Securities and Exchange Commission on August 31, 1994 (File No. 0-12867)

    4.4 Amended and Restated Articles of Incorporation are incorporated by reference to Exhibit 19.1 to the Company's Form 10-Q filed with the Securities and Exchange Commission on January 2, 1991 (File No. 0-12867)

    4.5 Bylaws of the Company are incorporated by reference to Exhibit 4.2 to the Company's registration statement on Form S-8 filed with the Securities and Exchange Commission on November 24, 1993 (File No. 33-72158)

    4.6  Amended and Restated Rights Agreement is incorporated by reference to
         Exhibit 10.27 to the Company's Form 10-Q filed with the Securities and Exchange Commission on January 13, 1995 (File No. 0-12867)

    4.7 Amended and Restated Agreement and Plan of Merger, dated as of February 26, 1997 and amended as of March 14, 1997 by and among the Company, TR Acquisition Corporation, 3Com (Delaware) Corporation and U.S. Robotics Corporation is incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission effective May 8, 1997 (File No. 333-23465)

    5    Opinion re legality

    23.1 Consent of Counsel (included in Exhibit 5)

    23.2 Consent of Deloitte & Touche LLP

    23.3 Independent Auditors' Report on Schedule and Consent

    23.4 Consent of Independent Accountants

    24 Power of Attorney (included in signature pages to this registration statement)